Exhibit 99.1

Impinj Announces Third Quarter 2017 Financial Results

SEATTLE, WA, Nov. 1, 2017 – Impinj, Inc. (NASDAQ: PI), a leading provider and pioneer of RAIN RFID solutions for identifying, locating and authenticating everyday items, today announced its financial results for the third quarter ended Sept. 30, 2017.

“We delivered a solid third quarter with strong reader and gateway volume growth,” said Chris Diorio, Impinj co-founder and CEO. “Our 2017 endpoint IC unit guidance remains unchanged at between 7.0 and 7.2 billion units. We see indicators of growing adoption for RAIN, and the Impinj platform, however, we expect to see a slight decrease in endpoint IC volumes in the second half of the year. We remain confident in our market opportunity and will continue investing in and delivering solutions and enterprise partnerships that leverage our platform, accelerate adoption and drive scale in this gigantic market opportunity.”

Third Quarter 2017 Financial Summary

•	Revenue grew 5% year-over-year to $32.6 million
•	GAAP gross margin of 52.1%; non-GAAP gross margin of 53.7%
•	GAAP net loss of $4.9 million, or loss of $0.23 per basic and diluted share using 20.8 million shares
•	Adjusted EBITDA loss of $1.5 million
•	Non-GAAP net loss of $1.6 million, or loss of $0.08 per diluted share using 20.8 million shares

A reconciliation between historical GAAP and non-GAAP information, including weighted-average basic and diluted shares, is contained in the tables below. Additionally, descriptions of these non-GAAP financial measures are provided in the "Non-GAAP Financial Measures" section below.

Fourth Quarter 2017 Financial Outlook

Impinj provides guidance based on current market conditions and expectations; actual results may differ materially. Please refer to the comments below regarding forward-looking statements. The following table presents Impinj’s financial outlook for the fourth quarter of 2017 (in millions, except per share data):

Three Months Ended
December 31,
2017
Revenue	$28.25 to $29.75
GAAP Net income (loss)	$(8.75) to $(7.25)
Adjusted EBITDA	$(4.85) to $(3.35)
Non-GAAP net income (loss)	$(4.95) to $(3.45)
GAAP Weighted-average shares outstanding — basic and diluted	20.9 to 21.4
GAAP Net income (loss) per share — basic and diluted	$(0.42) to $(0.34)
Non-GAAP Weighted-average shares outstanding — basic and diluted	20.9 to 21.4
Non-GAAP Net income (loss) per share — basic and diluted	$(0.24) to $(0.16)

Impinj has reconciled guidance provided as non-GAAP measures to their most directly comparable GAAP measures in the tables provided below.

Conference Call Information

Impinj will host a conference call and webcast today, Nov. 1, 2017 at 5:00 p.m. ET / 2:00 p.m. PT for analysts and investors to discuss the company’s third quarter 2017 results as well as its outlook for its fourth quarter 2017. Open to the public, investors may access the call by dialing +1-412-317-5196. A live webcast of the conference call will also be accessible on the company's website at investor.impinj.com. Following the webcast, an archived version will be available on the website for one year. A telephonic replay of the call will be available one hour after the call and will run for five business days and may be accessed by dialing +1-412-317-0088 and entering passcode 10111865.

Management’s prepared written remarks, along with quarterly financial data for the last eight quarters, will be made available on the company’s website at investor.impinj.com commensurate with this release.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the

Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the market for RAIN RFID, our strategy, prospects, financial outlook for the fourth quarter of 2017 and our outlook regarding 2017 endpoint IC volumes. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which we have prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we use the following non-GAAP financial measures: non-GAAP gross margin, net income and earnings per share and Adjusted EBITDA. In computing these non-GAAP financial measures, we exclude the effects of stock-based compensation expense, depreciation and amortization, non-cash interest and other income/expense, and non-cash income tax expense. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain income, expenses and expenditures that not considered to be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance. Our presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of GAAP Financial Measures to Non-GAAP Financial Measures" included at the end of this release.

About Impinj

Impinj, Inc. (NASDAQ: PI) wirelessly connects billions of everyday items such as apparel, medical supplies, automobile parts, luggage and food to consumer and business applications such as inventory management, patient safety, asset tracking and item authentication. The Impinj platform uses RAIN RFID to deliver timely information about these items to the digital world, thereby enabling the Internet of Things.

Contacts:

Investor Relations

Maria Riley & Chelsea Lish

The Blueshirt Group

ir@impinj.com

+1-206-315-4470

Media Relations

Gaylene Meyer

Sr. Director Communications

gmeyer@impinj.com

+1-206-812-9816

IMPINJ, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value, unaudited)

	September 30,	December 31,
	2017	2016
Assets:
Current assets:
Cash and cash equivalents	$17,558	$33,636
Short-term investments	44,916	66,905
Accounts receivable, net	25,610	17,447
Inventory	45,817	27,734
Prepaid expenses and other current assets	2,585	3,004
Total current assets	136,486	148,726
Property and equipment, net	17,715	14,929
Other non-current assets	171	—
Goodwill and other intangible assets, net	3,881	3,881
Total assets	$158,253	$167,536
Liabilities and stockholders' equity:
Current liabilities:
Accounts payable	$2,843	$7,166
Accrued compensation and employee related benefits	3,770	7,647
Accrued liabilities	5,227	6,098
Current portion of long-term debt	4,083	2,589
Current portion of capital lease obligations	1,017	1,130
Current portion of deferred rent	536	306
Current portion of deferred revenue	756	445
Total current liabilities	18,232	25,381
Long-term debt, net of current portion	6,524	9,676
Capital lease obligations, net of current portion	964	1,698
Long-term liabilities — other	836	770
Deferred rent, net of current portion	5,769	5,022
Deferred revenue, net of current portion	485	966
Total liabilities	32,810	43,513
Stockholders' equity:
Preferred stock, $0.001 par value — 5,000 shares authorized, no shares issued and outstanding at September 30, 2017 and December 31, 2016	—	—
Common stock, $0.001 par value — 495,000 shares authorized, 20,955 and 20,336 shares issued and outstanding at September 30, 2017 and December 31, 2016, respectively	21	20
Additional paid-in capital	320,630	311,216
Accumulated other comprehensive income (loss)	(17)	(10)
Accumulated deficit	(195,191)	(187,203)
Total stockholders' equity	125,443	124,023
Total liabilities and stockholders' equity	$158,253	$167,536

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Revenue	$32,599	$31,013	$98,437	$78,632
Cost of revenue	15,606	14,638	46,505	37,567
Gross profit	16,993	16,375	51,932	41,065
Operating expenses:
Research and development	8,846	6,622	23,308	17,782
Sales and marketing	8,107	5,584	22,487	15,902
General and administrative	4,723	3,356	13,632	8,214
Total operating expenses	21,676	15,562	59,427	41,898
Income (loss) from operations	(4,683)	813	(7,495)	(833)
Interest income (expense) and other income (expense), net	(118)	38	(341)	(845)
Income (loss) before tax expense	(4,801)	851	(7,836)	(1,678)
Income tax expense	(50)	(43)	(152)	(98)
Net income (loss)	$(4,851)	$808	$(7,988)	$(1,776)
Less: Accretion of preferred stock	—	(608)	—	(6,258)
Net income (loss) attributable to common stockholders	$(4,851)	$200	$(7,988)	$(8,034)
Net income (loss) per share attributable to common stockholders — basic and diluted	$(0.23)	$0.01	$(0.39)	$(1.01)
Weighted-average shares used to compute net income (loss) per share attributable to common stockholders:
Basic	20,826	15,318	20,604	7,991
Diluted	20,826	16,859	20,604	7,991

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in thousands, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Net income (loss)	$(4,851)	$808	$(7,988)	$(1,776)
Other comprehensive income (loss):
Unrealized gains (losses) on investments	33	—	(7)	—
Total other comprehensive income (loss)	33	—	(7)	—
Comprehensive income (loss)	$(4,818)	$808	$(7,995)	$(1,776)

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Nine Months Ended
	September 30,
	2017	2016
Operating activities:
Net income (loss)	$(7,988)	$(1,776)
Adjustment to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	2,868	2,143
Amortization and write-off of debt issuance costs	72	220
Amortization of premium on short-term investments	120	—
Revaluation of warrant liability	—	(559)
Stock-based compensation	4,763	1,417
Changes in operating assets and liabilities:
Accounts receivable	(8,138)	(4,617)
Inventory	(18,083)	(8,649)
Prepaid expenses and other assets	278	(479)
Deferred revenue	(170)	(27)
Deferred rent	977	79
Accounts payable	(4,125)	377
Accrued compensation and benefits	(3,745)	1,118
Accrued liabilities	117	1,254
Net cash provided by (used in) operating activities	(33,054)	(9,499)
Investing activities:
Purchases of investments	(28,887)	(14,116)
Proceeds from maturities of investments	50,726	—
Purchases of property and equipment	(6,156)	(2,327)
Net cash provided by (used in) investing activities	15,683	(16,443)
Financing activities:
Proceeds from initial public offering, net of offering costs	—	68,808
Payments on capital lease financing obligations	(847)	(954)
Payments on term loans	(1,730)	(65,233)
Proceeds from term loans	—	60,517
Proceeds from exercise of stock options and employee stock purchase plan	4,520	556
Proceeds from issuance of preferred stock upon exercise of warrants	—	62
Payments of deferred offering costs	(650)	—
Net cash provided by (used in) financing activities	1,293	63,756
Net increase (decrease) in cash and cash equivalents	(16,078)	37,814
Cash and cash equivalents
Beginning of period	33,636	10,121
End of period	$17,558	$47,935

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
GAAP Gross Profit	$16,993	$16,375	$51,932	$41,065
Adjustments:
Depreciation and amortization	450	225	1,273	778
Stock-based compensation	62	28	145	39
Non-GAAP Gross Profit	$17,505	$16,628	$53,350	$41,882

GAAP Gross Margin	52.1%	52.8%	52.8%	52.2%
Adjustments:
Depreciation and amortization	1.4%	0.7%	1.3%	1.0%
Stock-based compensation	0.2%	0.1%	0.1%	0.0%
Non-GAAP Gross Margin	53.7%	53.6%	54.2%	53.2%

GAAP Research and development expense	$8,846	$6,622	$23,308	$17,782
Adjustments:
Depreciation and amortization	(343)	(278)	(960)	(841)
Stock-based compensation	(652)	(282)	(1,550)	(416)
Non-GAAP Research and development expense	$7,851	$6,062	$20,798	$16,525

GAAP Sales and marketing expense	$8,107	$5,584	$22,487	$15,902
Adjustments:
Depreciation and amortization	(128)	(106)	(373)	(367)
Stock-based compensation	(921)	(343)	(2,100)	(754)
Non-GAAP Sales and marketing expense	$7,058	$5,135	$20,014	$14,781

GAAP General and administrative expense	$4,723	$3,356	$13,632	$8,214
Adjustments:
Depreciation and amortization	(100)	(50)	(262)	(157)
Stock-based compensation	(505)	(102)	(968)	(208)
Non-GAAP General and administrative expense	$4,118	$3,204	$12,402	$7,849

GAAP Total operating expense	$21,676	$15,562	$59,427	$41,898
Adjustments:
Depreciation and amortization	(571)	(434)	(1,595)	(1,365)
Stock-based compensation	(2,078)	(727)	(4,618)	(1,378)
Non-GAAP Total operating expense	$19,027	$14,401	$53,214	$39,155

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except per share data, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
GAAP Interest income (expense) and other income (expense), net	$(118)	$38	$(341)	$(845)
Adjustments:
Non-cash interest expense	24	27	72	111
Change in the fair value of preferred stock warrant liability	—	(468)	—	(559)
Write-off of unamortized debt issuance costs	—	109	—	109
Non-GAAP Interest income (expense) and other income (expense), net	$(94)	$(294)	$(269)	$(1,184)

GAAP Income tax expense	$(50)	$(43)	$(152)	$(98)
Adjustments:
Non-cash income tax expense	21	23	66	68
Non-GAAP Income tax expense	$(29)	$(20)	$(86)	$(30)

GAAP Net Income	$(4,851)	$808	$(7,988)	$(1,776)
Adjustments:
Depreciation and amortization	1,021	659	2,868	2,143
Stock-based compensation	2,140	755	4,763	1,417
Interest income (expense) and other income (expense), net	118	(38)	341	845
Income tax expense	50	43	152	98
Adjusted EBITDA	$(1,522)	$2,227	$136	$2,727

GAAP Net Income	$(4,851)	$808	$(7,988)	$(1,776)
Adjustments:
Depreciation and amortization	1,021	659	2,868	2,143
Stock-based compensation	2,140	755	4,763	1,417
Non-cash interest expense	24	27	72	111
Change in the fair value of preferred stock warrant liability	—	(468)	—	(559)
Write-off of unamortized debt issuance costs	—	109	—	109
Non-cash income tax expense	21	23	66	68
Non-GAAP Net income	$(1,645)	$1,913	$(219)	$1,513
Non-GAAP Net income per share:
Basic	$(0.08)	$0.11	$(0.01)	$0.11
Diluted	$(0.08)	$0.10	$(0.01)	$0.10

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Weighted-average shares used to compute GAAP net income (loss) per share attributable to common stockholders — basic	20,826	15,318	20,604	7,991
Adjustments:
Weighted-average shares of common stock issuable upon conversion of mandatorily redeemable convertible preferred stock	—	1,762	—	6,258
Weighted-average shares used to compute non-GAAP net income per share — basic	20,826	17,080	20,604	14,249

Weighted-average shares used to compute GAAP net income (loss) per share attributable to common stockholders — diluted	20,826	16,859	20,604	7,991
Weighted-average shares of common stock issuable upon conversion of mandatorily redeemable convertible preferred stock	—	1,762	—	6,258
Adjustments:
Effects of dilutive securities
Warrants to purchase common stock	—	—	—	12
Warrants to purchase mandatorily redeemable convertible preferred stock	—	—	—	26
Unvested shares of common stock subject to repurchase	—	—	—	141
Stock awards	—	—	—	795
Weighted-average shares used to compute non-GAAP net income per share — diluted	20,826	18,621	20,604	15,223

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL OUTLOOK TO NON-GAAP FINANCIAL OUTLOOK

(in thousands, except per share data, unaudited)

Three Months Ended
December 31,
2017
GAAP Net income (loss)	$(8,000)
Adjustments:
Forecasted Depreciation and amortization	1,200
Forecasted Stock-based compensation	2,550
Forecasted Interest income (expense) and other income (expense), net	100
Forecasted Income tax expense	50
Adjusted EBITDA	$(4,100)

GAAP Net income (loss)	$(8,000)
Adjustments:
Forecasted Depreciation and amortization	1,200
Forecasted Stock-based compensation	2,550
Forecasted Non-cash interest expense	25
Forecasted Non-cash income tax expense	25
Non-GAAP Net income (loss)	$(4,200)
Non-GAAP Net income per share — basic and diluted	$(0.20)

Weighted-average shares used to compute GAAP net income (loss) per share attributable to common stockholders — basic and diluted	21,150
Effects of dilutive securities
Forecasted Unvested shares of common stock subject to repurchase	—
Forecasted Stock awards	—
Weighted-average shares used to compute non-GAAP net income per share — basic and diluted	21,150